UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Dividend Rate on SATA Stock
On August 13, 2026, Strive, Inc. ("Strive" or the "Company") announced that its board of directors maintained the regular dividend rate per annum on the Company’s SATA Stock at 13.00%, effective for periods commencing on or after September 1, 2026.
Cash Dividend Declaration
Strive also announced that its board of directors declared daily cash dividends of $0.0516 (or $1.0836) in the aggregate for the full monthly period) per share of SATA Stock for each business day for the period from September 1, 2026 through September 30, 2026, as listed in the table below (21 business days in the aggregate), which represents a per annum dividend rate of 13.00% on the SATA Stock. Daily payments will be made to stockholders of record of SATA Stock at the close of business on the immediately preceding business day.

Payment date	Record date	Dividend
September 1, 2026	August 31, 2026	$0.0516
September 2, 2026	September 1, 2026	$0.0516
September 3, 2026	September 2, 2026	$0.0516
September 4, 2026	September 3, 2026	$0.0516
September 8, 2026	September 4, 2026	$0.0516
September 9, 2026	September 8, 2026	$0.0516
September 10, 2026	September 9, 2026	$0.0516
September 11, 2026	September 10, 2026	$0.0516
September 14, 2026	September 11, 2026	$0.0516
September 15, 2026	September 14, 2026	$0.0516
September 16, 2026	September 15, 2026	$0.0516
September 17, 2026	September 16, 2026	$0.0516
September 18, 2026	September 17, 2026	$0.0516
September 21, 2026	September 18, 2026	$0.0516
September 22, 2026	September 21, 2026	$0.0516
September 23, 2026	September 22, 2026	$0.0516
September 24, 2026	September 23, 2026	$0.0516
September 25, 2026	September 24, 2026	$0.0516
September 28, 2026	September 25, 2026	$0.0516
September 29, 2026	September 28, 2026	$0.0516
September 30, 2026	September 29, 2026	$0.0516
ROC Dividend Guidance
From a U.S. federal income tax perspective, to the extent distributions on the SATA Stock are not treated as being made out of the Company's accumulated or current earnings and profits, they will be treated generally as tax-deferred recovery of capital to the extent of the investor’s tax basis (in the case of a U.S. investor) and will be treated as exempt from U.S. dividend withholding tax (in the case of a non-U.S. investor). The Company does not have any accumulated earnings and profits, and does not expect to generate current earnings and profits in the current year or the foreseeable future.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	August 13, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer